Exhibit 10.4
                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into effective April 13, 2007, by and between BlueWater Capital Group, LLC, a Delaware limited liability company ("Pledgor"), and Calibre Energy, Inc., a Nevada corporation (the "Secured Party").

         WHEREAS, Pledgor owns shares of the Series A Convertible Preferred Stock of the Secured Party (the "Preferred Stock");

         WHEREAS, the Pledgor is indebted to the Secured Party in the amount of $4,000,000 pursuant to that certain promissory note (the "Note") dated the date hereof and payable by Pledgor to the order of Secured Party; and

         WHEREAS, to induce the Secured Party to grant or continue the extension of credit and other financial accommodations provided to the Pledgor by the Secured Party, Pledgor desires to pledge, grant, transfer and assign to the Secured Party a security interest in the Collateral as security for the obligation (as hereinafter defined).

                                   ARTICLE I.
                          SECURITY INTEREST AND PLEDGE

         Section 1.01. Security Interest and Pledge. Pledgor hereby pledges, grants, and delivers to the Secured Party a first priority security interest in all of the right, title, and interest of the Pledgor in and to 6,400,000 shares of the Preferred Stock, and all products and proceeds thereof, including, without limitation, all revenues, distributions, dividends, stock dividends, securities, and other property rights and interests that Pledgor is at any time entitled to receive on account of the same including but not limited to any shares of common stock of Secured Party issued upon the conversion of the shares of Preferred Stock (the "Collateral"). Pledgor has delivered to Secured Party physical custody of the certificates evidencing the Collateral.

         Section 1.02. Obligations. The Collateral shall secure the repayment by the Pledgor of the obligations and indebtedness evidenced by the Note and all obligations of Pledgor pursuant to that certain Investment Agreement dated the date hereof and all extension, renewals, and modifications of any of the foregoing (collectively, the "Obligations").

                                   ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Pledgor represents and warrants to the Secured Party that:


         Section 2.01. Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except pursuant to the applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 2.02. First Priority Perfected Security Interest. This Agreement creates in favor of the Secured Party a security interest in the Collateral which security interest will be a perfected first priority security interest so long as the Secured Party retains possession of the Collateral.

                                  ARTICLE III.
                       AFFIRMATIVE AND NEGATIVE COVENANTS

         Pledgor covenants and agrees with the Secured Party that until the Obligations are satisfied and performed in full:

         Section 3.01. Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrances on the Collateral except the pledge and security interest of the Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and the Secured Party's security interest in the Collateral against the claims of all persons and entities.

         Section 3.02. Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of the Secured Party.

         Section 3.03. Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as the Secured Party's agent and to hold the same in trust for the Secured Party, and to deliver the same forthwith to the Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly execute in blank, to be held by the Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Secured Party to be held by him, as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to the Secured Party, be held by Pledgor in trust as additional security for the Obligations.

         Section 3.04. Further Assurances. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Secured Party may deem necessary or desirable to preserve and perfect their security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 3.05. Obligations. Pledgor shall duly and punctually pay and perform the Obligations.

                                   ARTICLE IV.
                       RIGHTS OF SECURED PARTY AND PLEDGOR


         Section 4.01. Power of Attorney. Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in the Secured Party' s discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following, without notice to or the consent of Pledgor:

                  (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

                  (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) (A) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any drafts, assignments, proxies, stock powers verifications, notices, and other documents relating to the Collateral; (D) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
         (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or other Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein; and (K) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

         This power of attorney is a power coupled with an interest and shall be irrevocable; provided, however, the power of attorney granted herein shall not be exercisable by the Secured Party until the occurrence and during the continuance of an Event of Default (as hereinafter defined). The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Secured Party solely to protect preserve, and realize upon their security interest in the Collateral.

         Section 4.02. Voting Rights. So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights relating or pertaining to the Collateral or any part thereof.

         Section 4.03. Performance by the Secured Party of Pledgor's Obligations. If Pledgor failed to perform or comply with any of its agreements contained herein and the Secured Party shall cause performance of or compliance with such agreement, the reasonable expenses of the Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to the Secured Party on demand and shall constitute Obligations secured by this Agreement.

         Section 4.04. Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Secured Party hereunder, the Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Secured Party in complying with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

                                   ARTICLE V.
                                     DEFAULT

         Section 5.01. Events of Default. Each of the following shall be deemed an "Event of Default" under this Agreement:

                  (a) The Obligations or any part thereof shall fail to have been paid when due;

                  (b) Breach of this Agreement; or

                  (c) An Event of Default shall have occurred under the Note.

         Section 5.02. Rights and Remedies. Upon the occurrence of an Event of Default, the Secured Party shall have the following rights and remedies:

                  (i) The Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Pledgor.

                  (ii) In addition to all other rights and remedies granted to the Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the state of Nevada. Without limiting the generality of the foregoing, the Secured Party may: (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or, (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and releases by Pledgor. Upon the request of the Secured Party at any place designated by the Secured Party that is reasonably convenient to Pledgor and the Secured Party. Pledgor agrees that the Secured Party shall not be obligated to give more than 10 days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other reasonable expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party' rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. the Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.

                  (iii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                  (iv) The Secured Party shall be entitled to receive all cash and other dividends payable in respect of the Collateral.

                  (v) The Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Pledgor shall deliver to the Secured Party, if requested by the Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to the Secured Party.

                  (vi) Pledgor hereby acknowledges and confirms that the Secured
         Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the
         Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. The Secured Party shall be under no obligation to delay a sale or any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, but Pledgor shall not be liable in any respect for the Secured Party's failure to do so.

                  (vii) If the Secured Party determines that it will sell all or part of the Collateral pursuant to Section 5.02 hereof, and if, in the opinion of the Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, Pledgor will take all good faith efforts, at Pledgor's expense, to cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause such issuer(s), directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in the Secured Party's opinion, advisable to register the Collateral, or that portion thereof, to be sold, under the Securities Act of 1933, as amended, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in the Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the SEC applicable thereto. Pledgor agrees to take all good faith efforts to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that the Secured Party shall designate and take all good faith efforts to cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

                  (viii) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE VI.
                                  MISCELLANEOUS

         Section 6.01. No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         Section 6.03. Amendment. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereof.

         Section 6.04. Notices: Any notice, consent, or other communication required or permitted to be given under this Agreement to the Secured Party or Pledgor must be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, postage prepaid, as follows:

         To Secured Party:  1667 K Street NW, Suite 1230
                            Washington, D.C.  20006

         To Pledgor:        P.O. Box 61268
                            Houston, TX  77208-1268

         Any such notice, consent, or other communication shall be deemed given when delivered in person or, if mailed, three days after it is duly deposited in the mail.

         Section 6.05. APPLICABLE LAW AND VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN CARSON CITY COUNTY, NEVADA, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN CARSON CITY COUNTY, NEVADA. ANY ACTION OR PROCEEDING AGAINST PLEDGOR UNDER OR IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN CARSON CITY COUNTY, NEVADA. ANY ACTION OR PROCEEDING BY PLEDGOR AGAINST THE SECURED PARTY SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT LOCATED IN CARSON CITY COUNTY, NEVADA.

         Section 6.06. Headings.  The headings,  captions, and arrangements used
in  this  Agreement  are  for   convenience   only  and  shall  not  affect  the
interpretation of this Agreement.

         Section 6.07. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.09. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.10. Construction. Pledgor and the Secured Party acknowledge that each of them had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and the Secured Party.

         Section 6.11. Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstances whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of Collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 6.12. Partial Release. Secured Party shall upon the request of Pledgor from time to time release from this Stock Pledge Agreement and the liens granted hereunder a percentage of the Collateral equivalent to the percentage of the principal balance of the Note which has been paid by Pledgor as of the date of such request.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

              PLEDGOR:

                                  BLUEWATER CAPITAL GROUP, LLC, a Delaware limited liability company


                                  By:  The Slattery Trust, its Manager
                                     --------------------------------------
                                       Name:
                                     --------------------------------------
                                       Title:
                                     --------------------------------------

              SECURED PARTY:

                                  CALIBRE ENERGY, INC., a Nevada corporation


                                  By:
                                     --------------------------------------
                                  Name:
                                     --------------------------------------
                                  Title:
                                     --------------------------------------